Exhibit 99.1

Nixxy Announces Preliminary $1.4 Million in April Revenue; Executive Appointments to Strengthen Telecom Strategy

Strong Start to Q2 with $1.4M in April Revenue and Early Momentum in May; Targeting $200M+ Annual Revenue Run Rate by End of Year

NEW YORK, NY / ACCESS Newswire / May 6, 2025 / Nixxy, Inc. (NASDAQ: NIXX), Nixxy, or the Company, today announced preliminary revenue performance for its telecom operations, based on internal system data. The results reflect ongoing growth in voice infrastructure and new platform activation, positioning the Company to scale across multiple communication channels.

The Company continues to execute on its AI-driven telecom strategy, with commercial SMS traffic expected to contribute meaningful new revenue streams starting in May 2025. Management has also initiated a leadership expansion to support the next phase of platform growth and carrier partnerships.

For the month of April 2025, the Company generated over $1.4 million in gross revenue. As of May 5, Nixxy has already exceeded $800,000 in May 2025 gross revenue. Based on internal usage trends and commercial onboarding, the Company is targeting a May 2025 gross revenue run rate in excess of $3 million.

These preliminary figures exclude SMS-related traffic from April 2025, with commercial SMS activity scheduled to begin in May 2025.

“We’re encouraged by the early performance in Q2, which reflects growing platform utilization and early indicators of scaled telecom operations,” said Miles Jennings, Interim CEO of Nixxy. “As we activate new commercial channels and expand executive leadership, we remain focused on executing a disciplined growth strategy built on intelligent infrastructure.”

Executive Leadership Expansion

In support of its expanding AI-enabled telecom footprint, Nixxy also confirmed plans to announce the onboarding of telecom-focused executive leadership as early as this week. These strategic hires bring domain expertise in high-volume switching, global carrier networks, and enterprise routing. Their addition reflects Nixxy’s commitment to deepening telecom execution capabilities in support of growing voice and SMS volumes.

Looking Ahead

Nixxy expects to provide additional updates on product integration, SMS platform activation, and expanded leadership in the weeks ahead as part of its broader telecom infrastructure strategy.

About Nixxy, Inc.

Nixxy, Inc. (NASDAQ: NIXX) is a publicly traded technology company focused on harnessing AI-driven solutions to transform technologically fragmented industries. By acquiring and integrating advanced platforms, Nixxy aims to strategically unlock potential, accelerate digital disruption, and create long-term value. Nixxy's current focus includes Auralink AI, its telecom, AI billing, and CPaaS software subsidiary delivering innovative AI-powered services to a rapidly evolving market. Learn more at https://www.nixxy.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements regarding our future operating results, financial position, business strategy, plans and objectives of management for future operations, market size and growth opportunities, competitive position, technological innovations, and other statements regarding our intent, belief, or current expectations. These statements are based on assumptions believed to be reasonable but are inherently subject to a wide range of risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets," "will," "would," and similar expressions are intended to identify such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Furthermore, any forward-looking statements included in this press release are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations as of the date hereof and are subject to significant business, economic, and competitive risks, uncertainties, and contingencies, many of which are beyond our control. Actual results, performance, or achievements may differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements.

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Preliminary Financial Information and Revenue Estimates

Any references in this press release to billing activity, platform usage, or forecasted revenues are unaudited, provisional, and derived solely from internal system data, telemetry, and operational logs. These figures do not constitute earned, invoiced, or collectible revenue and may not result in future cash flow. They are operational estimates provided solely for contextual and informational purposes.

The Company makes no representation that such activity will result in recognized revenue under GAAP or any applicable accounting standards. These internal models are based on usage metrics and port-level system outputs and, though supported by finalized contracts, invoicing, or payment, may not be recognized. As such, no assurance can be given that any portion of this activity will be billable, collected, or otherwise monetized. Investors should rely exclusively on the Company's audited financial statements and public filings with the SEC when evaluating its financial performance or making investment decisions.

Risk Factors and Uncertainties

Numerous risk factors and uncertainties could cause actual outcomes to differ materially from those expressed in any forward-looking statements. These risk factors include, but are not limited to: the Company's ability to integrate newly acquired technology or businesses successfully; market adoption of AI, telecom, or other emerging technology solutions; changes in economic conditions, consumer demand, or regulatory environments; competition from existing and new market participants; global events affecting supply chains or capital markets; the Company's ongoing capital requirements and access to financing; and other risks described in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including its most recent annual and quarterly reports. The Company's SEC filings are available at www.sec.gov.

No Duty to Update

Except as required by law, the Company expressly disclaims any obligation or undertaking to update, supplement, or revise any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based. Past performance is not necessarily indicative of future results.

Reliance on Information

All information contained in this press release is provided "as is" and without representation or warranty of any kind. While the Company believes such information to be accurate as of the date of publication, it undertakes no duty to update this information for subsequent developments. Readers should independently verify any information on which they intend to rely in making an investment decision or otherwise.

Trademarks

Any trademarks, service marks, trade names, or logos referenced in this press release are the property of their respective owners. Reference to any specific product or service does not constitute or imply endorsement by the Company unless expressly stated.

No Financial, Legal, or Tax Advice

This press release is provided for informational purposes only and does not constitute or contain legal, tax, accounting, or investment advice. Readers should consult their own professional advisors before making any financial decisions.

Investor Contact:

Nixxy, Inc.

Investor Relations

Email: IR@nixxy.com

Phone: (877) 708-8868

SOURCE: Nixxy, Inc.

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